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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 23, 2002


                             WEST TOWN BANCORP, INC.
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             (Exact Name of registrant as specified in its charter)



 Delaware                          000-255-04               36-3785272
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(State or other Jurisdiction      (Commission File No.)     (IRS Employer
 of Incorporation)                                           Identification No.)



                  4852 West 30th Street, Cicero, Illinois
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (708) 652-2000




                                 Not Applicable
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      (Former name, address, and fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS

     The Registrant has determined that there are fewer than 300 holders of record, as defined pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"), of the Registrant's Common Stock. As a result, the Registrant intends promptly after the filing of this report to file a Form 15 with the SEC to suspend, effective immediately upon such filing, its obligation to file reports (including reports on SEC Forms 10-K, 10-Q and 8-K) under Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibits: None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WEST TOWN BANCORP, INC.


Date: December 23, 2002                 By:  /s/ Dennis B. Kosobucki
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                                                 Dennis B. Kosobucki
                                                 President and CEO